Clark Fork River - Montana Investor Update Chicago & Boston | September 12-13, 2018 8-K September 12, 2018

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com

3 About NorthWestern South Dakota Operations Electric 63,600 customers 3,560 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 46,500 customers 1,681 miles of transmission and distribution pipeline Montana Operations Electric 369,100 customers 24,495 miles – transmission & distribution lines 809 MW nameplate owned power generation Natural Gas 196,700 customers 7,287 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 55.9 Bcf of proven natural gas reserves 42,400 customers 790 miles of distribution pipeline Data as of 12/31/2017

4

NWE - An Investment for the Long Term

Pure Electric & Gas Utility

- 100% regulated electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~56% hydro & wind


Black Eagle dam

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability (EEI 2nd quartile)
- Low leaks per 100 miles of pipe (AGA 1st quartile)
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2020
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield)
- Targeted dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services – Governance, Risk and Compliance Leadership Awards 2015 – Winner

2015 Utility Customer Champion – Residential – Cogent Reports

Forbes 2013 – America's Most Trustworthy Companies

Corporate Governance Awards – 2014 – Corporate Secretary – Winner

corpedia – Ethics. Elevated.

5 A Diversified Electric and Gas Utility NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana Data as of 12/31/2017. Over $3.5 billion of rate base investment to serve our customers

6 Highly Carbon-Free Supply Portfolio Based upon 2017 MWH’s of owned and long-term contracted resources. Approximately 56% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

7 Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average . Solid electric system reliability and low gas leaks per mile

8 Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2015/2016 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House • Customer growth rates historically exceed National Averages. • Unemployment rates in all three of our states are below or in-line with the National Average.

9 A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 2008-2017 CAGR’s: GAAP EPS: 7.3% - Non-GAAP EPS: 6.8% - Dividend: 5.3% See appendix for “Non-GAAP Financial Measures”

10 Track Record of Delivering Results * Peer Group: ALE, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR, SR, & VVC Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 6 years with average of 9.9%. See appendix for “Non-GAAP Financial Measures” Total Shareholder Return is better than our 13 peer average for the 10 year period but lags in the 1, 3 & 5 year periods, due primarily to concerns over Montana regulatory decisions.

11 Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2017 CAGRs Estimated Rate Base: 13.3% GAAP Diluted EPS: 7.3% 2008-2017 CAGRs NWE typical electric bill: 2.1% NWE typical natural gas bill: (6.1%) 2008-2017 CAGRs US average electric bill: 1.7%* US average natural gas bill: (2.6%)**

12 Balance Sheet Strength and Liquidity Investment grade credit ratings, generally liquidity in excess of $100 million target, and debt to cap within our targeted 50%-55% range. In early November 2017, we redeemed $250 million, 6.34% Montana First Mortgage Bonds (MFMB) due in 2019 with the issuance of $250 million of MFMB at a fixed rate of 4.03% maturing in 2047.

13 Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2011 (12.9% and 13.0% CAGR respectively), Cash Flow from Operations (CFO) has, on average, exceeded maintenance capex and dividend payments by approximately $24 million per year. 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we anticipate our effective tax rate to approach 10% by 2022. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

14 2018 Earnings Guidance $3.30-$3.45 $3.10 - $3.30 $2.60 - $2.75 NorthWestern reaffirms its 2018 earnings guidance range of $3.35 - $3.50 per diluted share is based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Equitable regulatory treatment in the process of passing Tax Cuts and Jobs Act benefits on to customers; • Recovery of Montana energy supply costs as proposed in our pending Power Cost & Credit Adjustment Mechanism (PCCAM); • A consolidated income tax rate of approximately 0% to 5% of pre-tax income; and • Approximately 50.1 million diluted average shares outstanding. Continued investment in our system to serve our customers and communities is expected to provide a targeted long term 6-9% total return to our investors through a combination of earnings growth and dividend yield. However, negative outcomes in upcoming regulatory proceedings may result in near-term returns below our 6-9% targeted range. Generation investment to reduce or eliminate our See appendixcapacity for additional shortfall disclosures could regardingallow us “Non to- GAAPachieve Financial the higherMeasures-end” of our range over the long term. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”.

15 Summary Financial Results (Six Months Ended June 30) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

16 Maintaining Full Year Non-GAAP Guidance In order to meet 2018 $3.30-$3.45 guidance,$3.10 we will- $3.30 $2.60 - $2.75 need to deliver EPS of $1.61 - $1.76 during the second half of the year. This compares to $1.70 earned in the second half of 2017. The non-GAAP measures presented in the table to the left are being shown to reflect significant items that were not contemplated in our original guidance, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. See appendix for additional disclosures regarding “Non-GAAP Financial Measures” See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”.

17 Regulatory & Legal Update Montana Property Tax Tracker Filing • On January 29th the MPSC issued an order in our 2017 property tax tracker filing by further reducing our recovery of Montana property taxes by a total of $3.5 million impacting both 2017 and 2018 (approximately $1.75 million each year). This change was a result of applying an alternate allocation methodology that lowers the property tax allocation to our electric retail customers (with a higher allocation to FERC customers for which we do not have a tracking mechanism). We sought reconsideration of the retroactive application of this change in methodology. • On June 18th, the MPSC issued an order applying the change on a prospective basis only. Power Cost and Credit Adjustment Mechanism • In May 2017, the MPSC initiated a docket to implement House Bill 193 (HB193), which removed statutory language mandating NorthWestern’s tracking of electricity supply costs and replaced it with language that gives the MPSC discretionary authority over NorthWestern’s tracker. • We filed a proposal in July 2017, for a Power Costs and Credits Adjustment Mechanism (PCCAM). The PCCAM incorporates a sharing ratio of 90/10 between customers and shareholders for supply expenses above and below an established baseline (in line with commissioner testimony provided to legislature in support of the passage of HB193). The MPSC concluded the two day hearing on June 1st and the parties completed the briefing schedule at the end of August. • We expect a decision from the MPSC no later than the fourth quarter of 2018. The MPSC may apply the design of the PCCAM retroactively to the effective date of HP 193 (July 1, 2017). Colstrip Unit 4 - Disallowance of Replacement Power Costs • In May 2016, the MPSC issued a final order disallowing recovery of certain costs related to a 2013 outage. • In September 2016 we appealed the order to the Montana District Court (MDC). The MDC affirmed the Commission’s order in July 2018. We are evaluating next steps but have until September 28th to appeal this decision to the Montana Supreme Court.

18 Estimated Impacts of the Tax Cuts & Jobs Act • Dockets were filed in each of our jurisdictions to address the impact from the change in tax law and to provide any benefits to customers effective January 1st. • As of June 30, 2018, we have deferred revenue of approximately $13.5 million associated with the impacts of the Tax Cuts and Jobs Act. This revenue deferral was offset by a corresponding reduction in income tax expense, with no impact to net income. We calculated the customer benefit using two alternate methods based on current and historic test periods. • The expected full year 2018 revenue reduction for the current method is $18-$23 million which would be offset by an equal reduction in income expense and have no impact to net income. • Application of the historic method would result in customer refunds that exceed 2018 tax benefits and would result in $5-$10 million of additional pretax earnings and cash flow detriment for the year. • Utilization of the deferred revenue (regulatory liability) will be determined in each jurisdiction • Montana - A hearing was held on August 30th with a decision expected by year-end 2018. • South Dakota – A settlement was reached that resulted in a one-time customer refund of $3.0 million by October 31, 2018. • Nebraska – A settlement was reached that is expected to be immaterial, pending a year-end true up. • As a result of tax reform, we have updated our 2018 effective tax rate assumption to 0% - 5% (previously 8% - 12%) and reduced our deferred tax liability by $321 million as of December 31, 2017. This reduction was offset in regulatory assets and liabilities. Net Operating Losses are now anticipated to be fully utilized in 2020 (previously 2021). We currently believe our debt coverage ratios will be adequate to maintain existing credit ratings. However, further negative regulatory actions could lead to credit downgrades and could necessitate additional equity issuances.

19 Experienced Leadership & Solid Corp. Governance Board of Directors (left to right) Linda G. Sullivan – Independent Director since April 27, 2017 – Audit Committee (Chair) Dana J. Dykhouse – Independent Director since January 30, 2009 – Human Resources (Chair) and Audit Committees Britt E. Ide – Independent Director since April 27, 2017 – Governance & Innovation Committee Jan R. Horsfall – Independent Director since April 23, 2015 – Audit and Governance & Innovation Committees Anthony T. Clark – Independent Director since December 6, 2016 – Governance & Innovation Committee Robert C. Rowe - CEO & President – Director since August 13, 2008 Dr. E. Linn Draper Jr. –Retired (April 2018) Chairman of the Board Julia L. Johnson – Independent Director since November 1, 2004 – Governance & Innovation (Chair) and Human Resources Committees Stephan P. Adik – Chairman of the Board - Independent Director since November 1, 2004 Executive Management Team (left to right) Crystal D. Lail – VP & Controller – current position since 2015 Curtis T. Pohl – VP Distribution – current position since 2003 Bobbi L. Schroeppel – VP Customer Care, Communications & Human Resources – current position since 2002 Brian B. Bird – VP & CFO – current position since 2003 Heather H. Grahame – General Counsel and Vice President – Regulatory and Federal Government Affairs– current position since 2010 Robert C. Rowe - President & CEO – current position since 2008 John D. Hines – VP Supply – current position since 2011 Michael R. Cashell – VP Transmission – current position since 2011

20 Recent Significant Achievements Strong year for safety at NorthWestern • Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates • Once again received our best JD Powers overall satisfaction survey score in 2017. Corporate Governance Finalist • In 2017 NorthWestern’s proxy statement was again recognized as a finalist for “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We won the award in 2014. Board Diversity Recognition • Recognized for gender diversity on its board of directors by 2020 Women on Boards. Three of the company’s eight independent directors are female. Second Annual Environmental Report • Published in December 2017, this report highlights our commitment to the stewardship of natural resources and our sustainable business practices. Acquired Two Dot Wind Farm Echo Lake Nordic Trail • June 2018 acquired 9.7 MW wind project, near Geyser, Montana, from NJR Clean Energy Ventures, for $18.5 million.

21 Looking Forward Regulatory • Regulatory treatment of tax reform - determine best way Black Eagle Power House to provide long-term benefit to customers and system while keeping investors whole. • Working toward successful implementation of new Power Cost and Credit Adjustment Mechanism • Anticipate filing an electric rate case by end of September 2018 (based on a 2017 test year). Customer Vision stakeholder process continues to meet in advance of filing. Continue to Invest in our T&D infrastructure • Transition from DSIP/TSIP to overall infrastructure Much of our focus for the remainder of 2018 will be capital investment plan on the electric rate case in Montana and • Natural gas pipeline investment (Integrity Verification controlling our costs to benefit all stakeholders 1 while continuing to invest in our core business to Process and PHMSA Requirements) provide safe and reliable energy for all of our • Grid modernization, advanced distribution management customers. system and advanced metering infrastructure investment Update Electricity Resource Procurement Plans in Montana & South Dakota • Montana: Least cost / lowest risk approach to address intermittent capacity and reserve margin needs • South Dakota: Generation fleet assessment to evaluate economic retirement / replacement opportunities Cost Control Efforts • Continue to monitor costs, including labor, benefits and property tax valuations to mitigate increases 1. Pipeline & Hazardous Materials Safety Administration (PHMSA)

22 Montana Critical Capacity Shortfall NorthWestern’s current planning reserve margin is negative 28%. The 2015 Energy Resource Procurement Plan (ERPP) projected this to grow to negative 50% by 2035 without the addition of incremental owned or contracted portfolio resources. The 2018 ERPP, expected in December, will address issues raised by the MPSC regarding the 2015 plan and will identify the lowest-cost / least-risk approach for addressing our needs in Montana.

23 Capital Spending Forecast 2018 Significant Updates Out: Approximately $123 million of previously included investment in capacity generation has been removed pending update of Integrated Resource Plans in both Montana and South Dakota (expected to be completed by year-end 2018). In: Approximately $126 million of incremental investment related to grid modernization and automated meter infrastructure for Montana. South Dakota and Nebraska AMI investment spend was previously included ($28M). The current estimated cumulative 5 year capital spending is $1.596 billion. We anticipate funding the expenditures with a combination of cash flows (aided by NOLs available into 2020), the remainder of our current equity distribution program and long-term debt issuances. Significant capital investments, that are not in the above projections, or further negative regulatory actions could necessitate additional equity issuances.

24 Conclusion Best Practices Corporate Governance Attractive Future Pure Electric Growth & Gas Utility Prospects Strong Solid Utility Earnings & Foundation Cash Flows

25

26 Financing Activities $100 million At-The-Market Long-Term Debt Refinancing Equity Distribution Program • In October 2017, we priced $250 million • Initiated in September 2017 principal, 4.03% - 30 year Montana First Mortgage Bonds • Proceeds to repay or refinance debt (including short-term debt), fund capital expenditures • We closed the transaction in early and other general corporate purposes November 2017. • During the third & fourth quarters of 2017 as • Proceeds used to redeem existing well as the second quarter of 2018 we sold $250 million – 6.34% Montana First 1,724,703 shares of common stock at an Mortgage Bonds due in 2019 average price of $57.98 per share. Net Big Sky Substation proceeds received were approximately $98.6 million, which are net of sales commissions Expect annual interest expense savings of paid and other fees, of approximately $1.4 over $5 million net of make-whole million. amortization

Appendix 27 Summary Financial Results (Second Quarter) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

Appendix 28 Gross Margin (Second Quarter) (dollars in millions) Three Months Ended June 30, 2018 2017 Variance Operating Revenues $ 261.8 $ 283.9 ($ 22.1) (7.8%) Cost of Sales 32.2 84.0 (51.8) (61.7%) Gross Margin $ 229.6 $ 199.9 $ 29.7 14.9% Increase in gross margin due to the following factors: Gross Margin, defined $ 25.1 Electric Qualified Facilities liability adjustment as revenues less cost 2.5 Electric retail volumes of sales, is a non- 1.5 Natural gas retail volumes GAAP Measure. 1.4 Electric transmission See appendix for 0.3 Montana natural gas and production rates additional disclosure. (1) During the first quarter of 2018, we revised 1.3 Other our presentation of revenues associated with being a market participant in the Southwest $ 32.1 Change in Gross Margin Impacting Net Income Power Pool to net them with the associated cost of sales. These revenues were previously $ (6.2) Tax Cuts and Jobs Act deferral recorded gross in electric revenues in the Condensed Consolidated Statement of Income. (0.4) Natural gas production gathering fees This results in a decrease in electric revenue and a corresponding decrease in cost of sales. There was no impact to operating or net 3.5 Property taxes recovered in trackers income. We assessed the materiality of this change in presentation, taking into account 0.7 Production tax credits flowed-through trackers quantitative and qualitative factors, and determined it to be immaterial. We applied the $ (2.4) Change in Gross Margin Offset Within Net Income change in presentation prospectively only. $ 29.7 Increase in Consolidated Gross Margin

Appendix 29 Weather (Second Quarter) Mean Temperature from Normal We estimate unfavorable weather in second quarter 2018 impacted gross margin by $1.4M as compared to normal but was approximately $0.6M favorable as compared to 2017.

Appendix 30 Operating Expenses (Second Quarter) (dollars in millions) Three Months Ended June 30, 2018 2017 Variance Operating, general & admin. $ 73.8 $ 72.6 $ 1.2 1.7% Property and other taxes 43.0 39.5 3.5 8.9% Depreciation and depletion 43.5 41.5 2.0 4.8% Operating Expenses $ 160.3 $ 153.6 $ 6.7 4.4% Increase in operating expenses due mainly to the following factors: $1.2 million increase in OG&A $ 2.7 Employee benefits $ (2.0) Maintenance costs $ (1.0) Labor $ (0.7) Distribution System Infrastructure Project expenses $ (0.4) Natural gas production gathering expenses $ (0.5) Other $ (1.9) Change in OG&A expenses impacting Net Income $ 2.6 Pension and other postretirement benefits $ 0.5 Non-employee directors deferred compensation $ 3.1 Change in OG&A expenses items offset in Other Income $ 1.2 Increase in Operating, General & Administrative Expenses $3.5 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $2.0 million increase in depreciation and depletion expense primarily due to plant additions.

Appendix 31 Operating to Net Income (Second Quarter) (dollars in millions) Three Months Ended June 30, 2018 2017 Variance Operating Income $ 69.2 $ 46.3 $ 22.9 49.5% Interest Expense (23.2) (23.4) 0.2 0.9% Other Income / (Expense) 0.9 (0.5) 1.4 280.0% Income Before Taxes 46.9 22.4 24.5 109.4% Income Tax Expense (3.1) (0.6) (2.5) (416.7%) Net Income $ 43.8 $ 21.8 $ 22.0 100.6% $0.2 million decrease in interest expenses was primarily due to debt refinancing of debt in 2017, partly offset by rising interest rates. $1.4 million improvement in other income was due to a decrease in other pension expense and an increase in the value of deferred shares held in trust for non-employee directors deferred compensation, both of which are offset in operating, general, and administrative expenses with no impact to net income. These improvements were partly offset by lower capitalization of Allowance for Funds Used During Construction (AFUDC). $2.5 million increase in income tax expense due primarily to higher pre-tax income in 2018 partially offset by lower statutory federal tax rate in 2018.

Appendix 32 Income Tax Reconciliation (Second Quarter)

Appendix 33 Balance Sheet NorthWestern’s Ratio of debt to total capitalization decreased from 53.7% at 12/31/17 to 51.1% at 6/30/18.

Appendix 34 Cash Flow Cash from operating activities improved by $68 million primarily due to higher net income, improved collections of customer receipts and increased recovery of certain costs through supply trackers.

Appendix 35 Adjusted Non-GAAP Earnings (Second Quarter) (1) During the first quarter of 2018, we revised our presentation of revenues associated with being a market participant in the Southwest Power Pool to net them with the associated cost of sales. These revenues were previously recorded gross in electric revenues in the Condensed Consolidated Statement of Income. This results in a decrease in electric revenue and a corresponding decrease in cost of sales. There was no impact to operating or net income. We assessed the materiality of this change in presentation, taking into account quantitative and qualitative factors, and determined it to be immaterial. We applied the change in presentation prospectively. (2) As a result of the adoption of Accounting Standard Update 2017- 07 in March 2018, pension and other employee benefit expense is now disaggregated on the 2017 and 2018 GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over- year comparisons, the non-GAAP adjustment illustrated re-aggregates the expense in OG&A - as it was The adjusted non-GAAP measures presented in the table above are being shown to reflect historically presented prior to the ASU 2017-07 (with no impact to net significant items that were not contemplated in our original guidance, however they income or earnings per share). should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Appendix 36 Gross Margin (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2018 2017 Variance Operating Revenues $ 603.3 $ 651.2 ($ 47.9) (7.4%) Cost of Sales 128.3 203.8 (75.5) (37.0%) Gross Margin $ 475.0 $ 447.4 $ 27.6 6.2% Increase in gross margin due to the following factors: $ 25.1 Electric QF liability adjustment Gross Margin, defined as revenues less cost 3.6 Electric retail volumes of sales, is a non- 2.9 Electric transmission GAAP Measure. 2.2 Montana natural gas and production rates See appendix for 1.9 Natural gas retail volumes additional disclosure. 0.5 Other (1) During the first quarter of 2018, we revised our presentation of revenues associated with being a market participant in the Southwest $ 36.2 Change in Gross Margin Impacting Net Income Power Pool to net them with the associated cost of sales. These revenues were previously $ (13.5) Tax Cuts and Jobs Act deferral recorded gross in electric revenues in the Condensed Consolidated Statement of Income. (0.4) Natural gas production gathering fees This results in a decrease in electric revenue and a corresponding decrease in cost of sales. There was no impact to operating or net 4.1 Property taxes recovered in trackers income. We assessed the materiality of this change in presentation, taking into account 1.2 Production tax credits flowed-through trackers quantitative and qualitative factors, and determined it to be immaterial. We applied the $ (8.6) Change in Gross Margin Offset Within Net Income change in presentation prospectively only. $ 27.6 Increase in Consolidated Gross Margin

Appendix 37 Weather (Six Months Ended June 30) Mean Temperature from Normal We estimate favorable weather in in the first half of 2018 contributed approximately $3.4M pretax benefit as compared to normal and $2.2M pretax benefit as compared to the same period in 2017.

Appendix 38 Operating Expenses (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2018 2017 Variance Operating, general & admin. $ 148.2 $ 150.9 ($ 2.7) (1.8%) Property and other taxes 85.9 79.4 6.5 8.2% Depreciation and depletion 87.3 83.0 4.3 5.2% Operating Expenses $ 321.4 $ 313.3 $ 8.1 2.6% Increase in operating expenses due mainly to the following factors: $2.7 million decrease in OG&A $ (3.5) Maintenance costs $ (2.2) Labor $ (1.7) Distribution System Infrastructure Project expenses $ (0.4) Natural gas production gathering expenses $ 2.9 Employee benefits $ (1.3) Other $ (6.2) Change in OG&A expenses impacting Net Income $ 5.3 Pension and other postretirement benefits $ (1.8) Non-employee directors deferred compensation $ 3.5 Change in OG&A expenses items offset within Other Income $ (2.7) Decrease in Operating, General & Administrative Expenses $6.5 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $4.3 million increase in depreciation and depletion expense primarily due to plant additions.

Appendix 39 Operating to Net Income (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2018 2017 Variance Operating Income $ 153.7 $ 134.1 $ 19.6 14.6% Interest Expense (46.2) (46.8) 0.6 1.3% Other Expense (0.3) (1.6) 1.3 81.3% Income Before Taxes 107.3 85.7 21.6 25.2% Income Tax Expense (5.0) (7.3) 2.3 31.5% Net Income $ 102.3 $ 78.4 $ 23.9 30.5% $0.6 million decrease in interest expenses was primarily due to debt refinancing in 2017, partly offset by higher interest rates. $1.3 million improvement in other expense was due to a decrease in other pension expense partly offset by a decrease in the value of deferred shares held in trust for non- employee directors deferred compensation (both of which are offset in operating, general, and administrative expenses with no impact to net income) and lower capitalization of AFUDC. $2.3 million decrease in income tax expense due primarily to a lower statutory federal tax rate of 21.0% compared to 35.0% in 2017, partly offset by higher pre-tax income.

Appendix 40 Income Tax Reconciliation (Six Months Ended June 30)

Appendix 41 Adjusted Non-GAAP Earnings (Six Months Ended June 30) (1) During the first quarter of 2018, we revised our presentation of revenues associated with being a market participant in the Southwest Power Pool to net them with the associated cost of sales. These revenues were previously recorded gross in electric revenues in the Condensed Consolidated Statement of Income. This results in a decrease in electric revenue and a corresponding decrease in cost of sales. There was no impact to operating or net income. We assessed the materiality of this change in presentation, taking into account quantitative and qualitative factors, and determined it to be immaterial. We applied the change in presentation prospectively. (2) As a result of the adoption of Accounting Standard Update 2017- 07 in March 2018, pension and other employee benefit expense is now disaggregated on the 2017 and 2018 GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over- year comparisons, the non-GAAP adjustment illustrated re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non-GAAP measures presented in the table above are being shown to reflect significant items that were not contemplated in our original guidance, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Appendix 42 Qualified Facility Earnings Benefit The $25.1 million earnings improvement related to certain Qualified Facilities (QF) contracts is a result of: • A $17.5 million benefit resulting from the reduction of the estimated future liability of unrecoverable QF costs. The primary driver of the reduction is due to price escalation of a certain variable rate contract that was lower than previously anticipated (when last evaluated in 2015). Due to the periodic nature of this estimated liability adjustment, this benefit has been excluded from non-GAAP earnings. • A $7.6 million benefit due to the annual adjustment to reflect lower actual output and pricing of QF related supply costs driven largely by outages at two QF facilities. Due to the annual nature of this adjustment to actual costs, this benefit was NOT excluded from non-GAAP earnings. Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Appendix 43 Montana Natural Gas Rate Filing $430.2M Montana PSC Docket D2016.9.68 9.55% 4.47% 6.96% $5.1M Derivation of Rate Increase ($Millions) Revenue Request in Initial Application ..... $10.9 Property Tax (adjustment to actual) ….….. ($2.0) Income Tax correction and other misc. ..... 0.5 Rebuttal Revenue Request …………….. $9.4 1st Stipulation with MCC ROE Reduction (10.35% to 9.55%) ...... (2.6) Deprec. Reserve and other misc. …...... (0.2) 1st Stipulation Revenue Request …...... $6.6 2nd Stipulation with MCC / LCG A&G Concession ………………………. (0.8) 2nd Stipulation Revenue Request …...… $5.7 July 20, 2017 MPSC Work Session Remove A&G Concession ……………… 0.8 Accumulated depletion adjustment ……. (1.4) MPSC Settlement ………………..……..… $5.1* * Parties did not object to MPSC’s work session final order.

Appendix 44 NorthWestern Energy Profile

Appendix 45 2017 System Statistics (1) (2) Note: Statistics above are as of 12/31/2017 except for Electric Transmission for Others (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker

Appendix 46 Our Commissioners

Appendix 47 Non-GAAP Financial Measures (1 of 3) These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Appendix 48 Non-GAAP Financial Measures (2 of 3) Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

Appendix 49 Non-GAAP Financial Measures (3 of 3) The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

50